Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

MARCH 31, 2014

BioMed Realty Trust, Inc.	Corporate Communications Contact	www.biomedrealty.com
17190 Bernardo Center Drive	Rick Howe	(858) 485-9840 phone
San Diego, CA 92128	Senior Director, Corporate Communications	(858) 485-9843 fax
richard.howe@biomedrealty.com

TABLE OF CONTENTS

MARCH 31, 2014

	Page		Page
First Quarter Highlights	3	Common and Preferred Stock Data	20
Investor Information	4	Market Summary	21
Equity Research Coverage	5	Property Listing - Consolidated Portfolio	22-24
Financial and Operating Highlights	6	Development, Redevelopment and Development Potential
Capitalization Summary	7		25
Portfolio Summary	8	Capital Expenditures	26
Consolidated Balance Sheets	9	Property Listing - Unconsolidated Partnerships	27
Consolidated Statements of Operations	10	Lease Expirations	28
Balance Sheet / Operations Statement Detail	11	Expirations by Market	29
FFO, CFFO and AFFO	12	10 Largest Tenants	30
FFO, CFFO and AFFO per Share	13	Same Property Analysis	31
Reconciliation of EBITDA and Adjusted EBITDA	14	Acquisitions	32
Reconciliation of Net Operating Income	15	Leasing Activity	33
Interest Expense	16	Tenant Improvements, Leasing Commissions and Tenant Concessions
Coverage Ratios	17		34
Debt Summary	18	Non-GAAP Financial Measure Definitions	35
Debt Maturities	19	Definitions	36

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

FIRST QUARTER HIGHLIGHTS

MARCH 31, 2014

•

Executed 59 leasing transactions during the quarter representing approximately 480,400 square feet, including 96,100 square feet of positive net absorption and 126,200 square feet of pre-leasing, contributing to an operating portfolio leased percentage on a weighted-average basis of 91.5% and a development portfolio leased percentage of 81.7% at quarter end;

•

Increased same property net operating income on a cash basis by 6.8% year-over-year and set new company records for total and rental revenues of approximately $168.9 million and $120.0 million, respectively;

•

Generated core funds from operations (CFFO) of $0.41 per diluted share and adjusted funds from operations (AFFO) of $0.38 per diluted share, and reported net income available to common stockholders for the quarter of approximately $18.8 million, or $0.10 per diluted share; and

•	Continued to enhance the breadth and depth of the company’s organization with the promotion of David Hsiao to Vice President, Information Technology.

•	Subsequent to the end of the first quarter, the company:

•

Added approximately one million square feet to the company’s portfolio through its investment in the 300 George Street and 100 College Street properties adjacent to the Yale School of Medicine in New Haven, Connecticut, and as a result added Alexion Pharmaceuticals, Inc. (NYSE: ALXN) to the company’s top ten tenant roster;

•	Repaid in full the $333.4 million principal amount outstanding on its mortgage loan secured by the Center for Life Science | Boston, which bore interest at 7.75% per annum;

•

Received an upgrade on the company’s investment grade corporate credit rating from Standard & Poor’s Ratings Services to BBB, after receiving a positive outlook from Moody’s Investors Service in March 2014;

•	Completed a public offering of $400 million aggregate principal amount of 2.625% Senior Notes due 2019, priced at 99.408% of the principal amount to yield 2.752% to maturity; and

•	Appointed Janice L. Sears, former executive at Bank of America, to the company’s Board of Directors.

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 17.3 million rentable square feet. Additional information is available at www.biomedrealty.com.

INVESTOR INFORMATION

MARCH 31, 2014

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at:	www.biomedrealty.com

Board of Directors	Senior Management
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	James R. Berens
Chairman	Chairman and	Executive Vice President,	President
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Wexford Science & Technology
William R. Brody, M.D., Ph.D.	R. Kent Griffin, Jr.	Jonathan P. Klassen	Sandy N. Weeks, Esq.
Barbara R. Cambon	President and	Senior Vice President,	Senior Vice President and
Edward A. Dennis, Ph.D.	Chief Operating Officer	General Counsel and Secretary	General Counsel
Richard I. Gilchrist	Gary A. Kreitzer	John P. Bonanno	Wexford Science & Technology
Gary A. Kreitzer	Executive Vice President, Director	Senior Vice President,	Daniel C. Cramer
Theodore D. Roth	Matthew G. McDevitt	Leasing & Development	Senior Vice President, Development
Janice. L. Sears	Executive Vice President, Real Estate		Wexford Science & Technology
M. Faye Wilson	Greg N. Lubushkin
Chief Financial Officer

Tentative Schedule for Quarterly Results
Second Quarter 2014	July 30, 2014
Third Quarter 2014	October 29, 2014
Fourth Quarter 2014	February 4, 2015
First Quarter 2015	April 29, 2015

EQUITY RESEARCH COVERAGE

MARCH 31, 2014

Cantor Fitzgerald	David Toti Evan Smith	(212) 915-1219 (212) 915-1220	dtoti@cantor.com evan.smith@cantor.com

Cowen and Company	James Sullivan Tom Catherwood	(646) 562-1380 (646) 562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Jeff Theiler	(949) 640-8780	jtheiler@greenst.com

Jefferies & Co.	Omotayo Okusanya David Shamis	(212) 336-7076 (212) 284-1796	tokusanya@jefferies.com dshamis@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917) 368-2280 (917) 368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

Morgan Stanley	Vikram Malhotra Vance Edelson	(212) 761-7064 (212) 761-0078	vikram.malhotra@morganstanley.com vance.edelson@morganstanley.com

Raymond James	Paul D. Puryear William A. Crow	(727) 567-2253 (727) 567-5294	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David B. Rodgers Mathew R. Spencer	(216) 737-7341 (414) 298-5053	drodgers@rwbaird.com mspencer@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Seth P. Cohn	(443) 224-1351 (443) 224-1354	bernsted@stifel.com cohns@stifel.com

UBS Securities	Ross T. Nussbaum Gabriel Hilmoe	(212) 713-4760 (212) 713-3876	ross.nussbaum@ubs.com gabriel.hilmoe@ubs.com

Wells Fargo Securities	Brendan Maiorana Young Ku	(443) 263-6516 (443) 263-6564	brendan.maiorana@wachovia.com young.ku@wachovia.com

FINANCIAL AND OPERATING HIGHLIGHTS

MARCH 31, 2014

(In thousands, except per share and ratio amounts)

	Three Months Ended
Selected Operating Data	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Rental revenues	$120,026	$118,048	$116,884	$108,092	$102,956
Total revenues	168,876	157,993	159,232	159,639	160,450
EBITDA (1)	109,893	97,419	95,093	105,389	95,878
Adjusted EBITDA (1)	99,787	97,735	95,659	94,196	88,396
Net operating income - cash basis (2)	103,843	103,382	100,465	98,031	98,784
General and administrative expense	11,942	11,817	11,934	10,396	10,028
Acquisition-related expenses	1,250	19	907	2,120	2,236
Capitalized interest	4,192	4,207	3,984	3,176	2,840
Interest expense, net	28,010	27,837	27,870	26,119	25,902
Operating margin (3)	66.9%	67.9%	66.8%	70.2%	70.1%
General and administrative expense / Total revenues	7.1%	7.5%	7.5%	6.5%	6.2%
Change in same property net operating income - cash basis (4)	6.8%	6.6%	5.7%	2.5%	3.5%
Net income available to common stockholders	18,833	10,279	4,247	14,803	8,388
Net income per share - diluted	$0.10	$0.05	$0.02	$0.08	$0.05
FFO - diluted (5)	83,383	70,997	67,586	80,514	71,333
FFO per share - diluted (5)	$0.40	$0.34	$0.33	$0.40	$0.41
CFFO - diluted (5)	84,633	71,016	68,493	82,634	73,569
CFFO per share - diluted (5)	$0.41	$0.34	$0.33	$0.41	$0.42
AFFO - diluted (5)	79,511	65,395	60,719	73,951	81,424
AFFO per share - diluted (5)	$0.38	$0.31	$0.29	$0.37	$0.47
Dividend per share - common stock	$0.250	$0.250	$0.235	$0.235	$0.235
CFFO payout ratio (6)	61.0%	73.5%	71.2%	57.3%	56.0%
AFFO payout ratio (6)	65.8%	80.6%	81.0%	63.5%	50.0%

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 35. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, see page 14.
(2)	For definitions and discussion of net operating income - cash basis, see page 15.
(3)	See page 15 for detail.
(4)	Compared to the same period in the prior year. See page 31 for detail.
(5)	For definitions and discussion of FFO, CFFO and AFFO, see page 35. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see pages 12 and 13.
(6)	See page 13 for detail of the CFFO and AFFO payout ratios.

CAPITALIZATION SUMMARY

MARCH 31, 2014

(In thousands, except per share and ratio amounts)

Capitalization		3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Total common shares outstanding		192,503	192,115	192,107	191,948	169,055
Total units outstanding (1)		5,405	5,416	5,416	5,416	2,919

Total common shares and units outstanding		197,908	197,531	197,523	197,364	171,974
Common share price at period end		$20.49	$18.12	$18.59	$20.23	$21.60

Equity value at period end		$4,055,134	$3,579,261	$3,671,947	$3,992,675	$3,714,640
Preferred stock at liquidation value		—	—	—	—	—
Consolidated debt		2,761,337	2,664,834	2,560,173	2,524,960	2,255,941

Total capitalization		$6,816,471	$6,244,095	$6,232,120	$6,517,635	$5,970,581

Debt / Total assets		45.5%	44.6%	43.4%	43.1%	45.1%
Debt / Total gross assets		40.0%	39.4%	38.6%	38.5%	40.0%
Debt / Total capitalization		40.5%	42.7%	41.1%	38.7%	37.8%
Coverage Ratios (2)
Net Debt / Adjusted EBITDA (3)		6.8	6.7	6.6	6.5	6.3
Interest coverage		3.9	3.9	3.8	4.0	3.8
Fixed charge coverage		3.6	3.5	3.5	3.7	3.2
Total Consolidated Debt
Secured debt / Total gross assets		10.2%	10.5%	10.8%	11.6%	10.1%
Floating rate debt / Total debt		35.7%	33.3%	30.4%	27.0%	27.1%
Adjusted floating rate debt / Total debt (4)		15.2%	12.1%	8.5%	13.0%	11.5%
Unencumbered real estate / Total real estate		76.9%	76.7%	73.9%	74.3%	77.7%
Unencumbered CABR / Total CABR (5)		77.3%	76.9%	75.8%	76.5%	79.1%
Unsecured line of credit capacity		$674,000	$772,000	$880,000	$510,000	$535,000

Bond Covenants (6)	Requirements
Total outstanding debt / Total assets	Must be ≤ 60%	40.8%	40.4%	39.6%	39.6%	41.2%
Secured debt / Total assets	Must be ≤ 40%	10.4%	10.7%	11.1%	11.9%	10.4%
Consolidated income available for debt service / Annual debt service charge	Must be ≥ 1.5X	3.6	3.6	3.6	3.7	3.2
Unencumbered assets / Unsecured debt - Notes due 2020	Must be ≥ 150%	249%	253%	265%	278%	257%
Unencumbered assets / Unsecured debt - Notes due 2016, Notes due 2022	Must be ≥ 150%	247%	252%	263%	276%	255%

(1)	Includes both operating partnership (OP) and long term incentive plan (LTIP) units outstanding.
(2)	For discussion of coverage ratios, see page 35. See page 17 for the calculation of interest and fixed charge coverage ratios. See page 14 for calculation of Adjusted EBITDA.
(3)	Net Debt is calculated as debt less (cash and cash equivalents and restricted cash).
(4)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 18 for more information.
(5)	For current annualized base rent (CABR) by market, see page 21.
(6)	For discussion on bond covenants, see page 36.

PORTFOLIO SUMMARY

MARCH 31, 2014

	Gross Book Value	Buildings	Rentable Square Feet	Weighted- Average Leased % (1)
	(In thousands)
Operating portfolio	$5,611,818	176	15,205,433	91.5%
Development (2)	134,913	4	694,305	75.4%
Redevelopment (2)	6,811	1	41,257	86.5%
Unconsolidated partnership portfolio (3)	31,461	3	355,080	77.3%
Pre-Development (2)	111,595	—	1,057,000	—
Development potential (2)	205,844	—	3,866,000	—

Total portfolio	$6,102,442	184	21,219,075

(1)	Calculated based on gross book value for each asset multiplied by the percentage leased.
(2)	See page 25 for detail and page 36 for definitions of terms.
(3)	See page 27 for detail of the unconsolidated partnership portfolio.

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2014

(In thousands)

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Assets
Investments in real estate, net	$5,235,036	$5,217,902	$5,172,102	$5,131,507	$4,424,867
Investments in unconsolidated partnerships	31,461	32,137	31,978	32,250	32,118
Cash and cash equivalents	59,121	34,706	29,230	27,666	18,552
Accounts receivable, net	10,719	8,421	10,580	6,274	35,888
Accrued straight-line rents, net	178,114	173,779	169,272	163,287	155,591
Deferred leasing costs, net	189,527	198,067	202,393	213,567	167,648
Other assets	371,453	307,589	278,600	289,232	164,968

Total assets	$6,075,431	$5,972,601	$5,894,155	$5,863,783	$4,999,632

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$706,013	$709,324	$716,733	$821,582	$569,390
Exchangeable senior notes, net	180,000	180,000	180,000	180,000	180,000
Unsecured senior notes, net	895,312	895,083	894,850	894,622	894,397
Unsecured senior term loans	760,066	758,786	755,226	395,676	395,486
Unsecured line of credit	226,000	128,000	20,000	240,000	215,000
Accounts payable, accrued expenses, and other liabilities	333,157	314,383	311,287	281,780	199,731

Total liabilities	3,100,548	2,985,576	2,878,096	2,813,660	2,454,004
Equity:
Stockholders’ equity:
Common stock	1,925	1,921	1,921	1,919	1,691
Additional paid-in capital	3,554,504	3,554,558	3,552,595	3,549,082	3,065,589
Accumulated other comprehensive loss, net	(19,973)	(32,923)	(38,618)	(43,094)	(55,480)
Dividends in excess of earnings	(612,864)	(583,569)	(545,819)	(504,921)	(474,619)

Total stockholders’ equity	2,923,592	2,939,987	2,970,079	3,002,986	2,537,181
Noncontrolling interests	51,291	47,038	45,980	47,137	8,447

Total equity	2,974,883	2,987,025	3,016,059	3,050,123	2,545,628

Total liabilities and equity	$6,075,431	$5,972,601	$5,894,155	$5,863,783	$4,999,632

CONSOLIDATED STATEMENTS OF OPERATIONS

MARCH 31, 2014

(In thousands, except share and per share data)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Revenues:
Rental	$120,026	$118,048	$116,884	$108,092	$102,956
Tenant recoveries	38,735	37,597	38,907	32,494	32,637
Other revenue	10,115	2,348	3,441	19,053	24,857

Total revenues	168,876	157,993	159,232	159,639	160,450

Expenses:
Rental operations	52,523	49,891	51,688	41,941	40,553
Depreciation and amortization	62,409	58,781	61,898	63,557	60,764
General and administrative	11,942	11,817	11,934	10,396	10,028
Acquisition-related expenses	1,250	19	907	2,120	2,236

Total expenses	128,124	120,508	126,427	118,014	113,581

Income from operations	40,752	37,485	32,805	41,625	46,869
Equity in net loss of unconsolidated partnerships	(138)	(208)	(112)	(267)	(319)
Interest expense, net	(28,010)	(27,837)	(27,870)	(26,119)	(25,902)
Other income/(expense)	8,163	1,136	(687)	(202)	(3,190)

Net income	20,767	10,576	4,136	15,037	17,458
Net (income)/loss attributable to noncontrolling interests	(1,934)	(297)	111	(234)	(146)

Net income attributable to the Company	18,833	10,279	4,247	14,803	17,312
Preferred stock dividends	—	—	—	—	(2,393)
Cost on redemption of preferred stock	—	—	—	—	(6,531)

Net income available to common stockholders	$18,833	$10,279	$4,247	$14,803	$8,388

Income from continuing operations per share available to common stockholders:
Basic and diluted earnings per share	$0.10	$0.05	$0.02	$0.08	$0.05

Net income per share available to common stockholders:
Basic and diluted earnings per share	$0.10	$0.05	$0.02	$0.08	$0.05

Weighted-average common shares outstanding:
Basic	190,905,867	190,664,323	190,646,722	186,735,157	159,692,470

Diluted	196,545,536	196,117,552	196,131,643	190,151,166	162,713,677

BALANCE SHEET / OPERATIONS STATEMENT DETAIL

MARCH 31, 2014

(In thousands)

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Restricted cash	$11,190	$11,500	$9,386	$71,046	$4,068
Acquired above-market leases, net	14,380	15,828	17,052	18,349	12,432
Acquired below-market ground lease, net	21,865	21,983	19,648	19,767	11,310
Deferred loan costs, net	17,291	18,771	20,407	15,442	16,240
Lease incentives, net	19,135	19,639	20,138	20,627	21,140
Construction loan receivable, net (1)	191,280	151,823	120,948	92,567	55,981
Other	96,312	68,045	71,021	51,434	43,797

Other assets	$371,453	$307,589	$278,600	$289,232	$164,968

Security deposits	$13,833	$13,728	$13,538	$13,667	$12,186
Dividends and distributions payable	49,477	49,383	46,418	46,381	40,413
Accounts payable, accrued expenses and other liabilities	231,073	210,986	207,967	178,125	133,420
Derivative instruments	2,154	2,165	2,620	1,439	5,435
Acquired below-market leases, net	36,620	38,121	40,744	42,168	8,277

Accounts payable, accrued expenses and other liabilities	$333,157	$314,383	$311,287	$281,780	$199,731

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Lease termination revenue	$5,287	$—	$1,504	$17,316	$24,001
Construction loan revenue	2,557	2,190	1,824	1,319	807
Other revenue	2,271	158	113	418	49

Other revenue	$10,115	$2,348	$3,441	$19,053	$24,857

Rental operations expenses	$38,039	$35,450	$36,222	$28,397	$27,165
Real estate taxes	14,484	14,441	15,466	13,544	13,388

Rental operations	$52,523	$49,891	$51,688	$41,941	$40,553

Non-cash adjustment for securities	—	—	—	—	(2,825)
Gain on derivative instruments	161	296	121	—	—
Gain on sale of assets	—	—	230	—	—
Other investment loss	(1,319)	(107)	(1,135)	—	—
Realized gain on securities	9,322	787	354	82	—
Realized gain/(loss) on foreign currency transactions	29	56	190	7	(160)
Income tax (expense)/benefit	(30)	104	(447)	(291)	(205)

Other income/(expense)	$8,163	$1,136	$(687)	$(202)	$(3,190)

(1)	Represents funding of draws on a $355 million construction loan secured by first priority mortgages on a 1.1 million square foot laboratory, office and retail development project located in Boston, Massachusetts, of which the Company’s total potential funding obligation is $255 million.

FFO, CFFO AND AFFO (1)

MARCH 31, 2014

(In thousands)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$18,833	$10,279	$4,247	$14,803	$8,388
Adjustments:
Gain on sale of assets	—	—	(230)	—	—
Noncontrolling interests in operating partnership	521	285	118	263	154
Depreciation & amortization - unconsolidated partnerships	373	382	380	367	369
Depreciation & amortization - consolidated entities	62,409	58,781	61,898	63,557	60,764
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(441)	(418)	(515)	(164)	(30)

Funds from operations (FFO) - basic	$81,695	$69,309	$65,898	$78,826	$69,645
Interest expense - exchangeable senior notes due 2030 (2)	1,688	1,688	1,688	1,688	1,688

FFO - diluted	$83,383	$70,997	$67,586	$80,514	$71,333
Acquisition-related expenses	1,250	19	907	2,120	2,236

CFFO - diluted	$84,633	$71,016	$68,493	$82,634	$73,569

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements (3)	(7,731)	(8,028)	(9,857)	(12,599)	(9,795)
Leasing commissions	(1,910)	(1,780)	(1,703)	(1,985)	(1,580)
Gain on derivative instruments	(161)	(296)	(121)	—	—
Non-cash adjustment for securities	—	—	—	—	2,825
Non-cash debt adjustments	3,094	3,106	3,426	3,059	3,099
Amortization of lease incentives	557	563	561	543	627
Depreciation included in general and administrative expense	740	647	629	565	481
Non-cash equity compensation	3,750	3,285	3,489	3,067	3,011
Cost on redemption of preferred stock	—	—	—	—	6,531
Straight line rents	(3,194)	(2,983)	(4,078)	(4,269)	(2,605)
Share of unconsolidated partnership adjustments (4)	18	18	24	31	40
Fair-value lease revenue	(285)	(153)	(144)	2,905	5,221

AFFO - diluted	$79,511	$65,395	$60,719	$73,951	$81,424

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 35.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. Excludes first generation tenant improvements. For definitions of recurring capital expenditures and first and second generation leases, see page 36.
(4)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

MARCH 31, 2014

(In thousands, except share, per share and ratio amounts)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
FFO - basic	$81,695	$69,309	$65,898	$78,826	$69,645
FFO - diluted	83,383	70,997	67,586	80,514	71,333
CFFO - diluted	84,633	71,016	68,493	82,634	73,569
AFFO - diluted	79,511	65,395	60,719	73,951	81,424
FFO per share - basic	$0.41	$0.35	$0.33	$0.41	$0.42
FFO per share - diluted (2)	0.40	0.34	0.33	0.40	0.41
CFFO per share - diluted (2)	0.41	0.34	0.33	0.41	0.42
AFFO per share - diluted (2)	0.38	0.31	0.29	0.37	0.47
Dividends and distributions declared per common share	$0.250	$0.250	$0.235	$0.235	$0.235

CFFO payout ratio	61.0%	73.5%	71.2%	57.3%	56.0%
AFFO payout ratio	65.8%	80.6%	81.0%	63.5%	50.0%
Weighted-average common shares and units outstanding diluted (3)	198,056,397	197,563,868	197,546,778	191,457,377	164,111,880
Dilutive effect of exchangeable senior notes due 2030 (2)	10,525,410	10,405,224	10,405,224	10,259,496	10,259,496

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	208,581,807	207,969,092	207,952,002	201,716,873	174,371,376

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 35.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the interest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 include 1,510,861, 1,446,316, 1,415,135, 1,306,211 and 1,398,203 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

MARCH 31, 2014

(In thousands)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$18,833	$10,279	$4,247	$14,803	$8,388
Interest expense, net	28,010	27,837	27,870	26,119	25,902
Interest expense - unconsolidated partnerships	238	244	251	252	250
Income tax expense/(benefit)	30	(104)	447	291	205
Depreciation & amortization - consolidated entities	62,409	58,781	61,898	63,557	60,764
Depreciation & amortization - unconsolidated partnerships	373	382	380	367	369

EBITDA	109,893	97,419	95,093	105,389	95,878
Noncontrolling interests	1,934	297	(111)	234	146
Preferred dividends	—	—	—	—	2,393
Cost on redemption of preferred stock	—	—	—	—	6,531
Non-cash adjustment for securities	—	—	—	—	2,825
Gain on sale of assets	—	—	(230)	—	—
Net realized gain on securities (2)	(8,003)	—	—	—	—
Acquisition-related expenses	1,250	19	907	2,120	2,236
4570 Executive Drive lease termination revenue, net	(5,287)	—	—	—	—
Elan Corporation lease termination revenue, net	—	—	—	(13,547)	(21,613)

Adjusted EBITDA	$99,787	$97,735	$95,659	$94,196	$88,396

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 35.
(2)	For the three months ended March 31, 2014 only.

RECONCILIATION OF NET OPERATING INCOME (1)

MARCH 31, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Net income	$20,767	$10,576	$4,136	$15,037	$17,458
Equity in net loss of unconsolidated partnerships	138	208	112	267	319
Interest expense, net	28,010	27,837	27,870	26,119	25,902
Other (income)/expense	(8,163)	(1,136)	687	202	3,190

Income from operations	40,752	37,485	32,805	41,625	46,869
Depreciation and amortization	62,409	58,781	61,898	63,557	60,764
General and administrative	11,942	11,817	11,934	10,396	10,028
Acquisition-related expenses	1,250	19	907	2,120	2,236

Consolidated net operating income	$116,353	$108,102	$107,544	$117,698	$119,897

Revenues:
Rental	$120,026	$118,048	$116,884	$108,092	$102,956
Tenant recoveries	38,735	37,597	38,907	32,494	32,637
Other revenue (2)	10,115	2,348	3,441	19,053	24,857

Total revenues	168,876	157,993	159,232	159,639	160,450
Expenses:
Rental operations	52,523	49,891	51,688	41,941	40,553

Consolidated net operating income	$116,353	$108,102	$107,544	$117,698	$119,897

Consolidated net operating income - cash basis (3)	$103,843	$103,382	$100,465	$98,031	$98,784

Operating margin (4)	66.9%	67.9%	66.8%	70.2%	70.1%
Operating expense recovery (5)	73.7%	75.4%	75.3%	77.5%	80.5%

(1)	For a definition and discussion of net operating income, see page 35.
(2)	Includes lease termination income, see page 11 for detail.
(3)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense - other revenue).
(4)	Operating margin is calculated as ((rental revenues + tenant recovery revenues - rental operations) / (rental revenues + tenant recovery revenues)).
(5)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

INTEREST EXPENSE

MARCH 31, 2014

(In thousands)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Mortgage notes payable	$11,593	$11,699	$11,969	$10,675	$10,004
Exchangeable senior notes	1,688	1,688	1,688	1,688	1,688
Unsecured senior notes	10,334	10,334	10,334	10,334	10,334
Unsecured senior term loan	1,995	2,009	1,993	1,988	1,940
Unsecured line of credit	2,076	1,767	1,242	294	461
Line of credit fees	563	576	602	664	656
Derivative instruments	859	867	600	593	560

Interest expense, net - cash basis	$29,108	$28,940	$28,428	$26,236	$25,643

Non-cash interest expense:
Amortization of fair-value of debt acquired	(535)	(509)	(511)	(310)	(189)
Amortization of debt discounts	230	233	228	225	219
Amortization of deferred loan costs	1,509	1,504	1,825	1,374	1,351
Amortization of deferred interest costs	1,691	1,698	1,705	1,711	1,718
Amortization of put/call and preferred returns	199	178	179	59	—

Non-cash debt adjustments	3,094	3,104	3,426	3,059	3,099
Capitalized interest	(4,192)	(4,207)	(3,984)	(3,176)	(2,840)

Interest expense, net	$28,010	$27,837	$27,870	$26,119	$25,902

COVERAGE RATIOS (1)

MARCH 31, 2014

(In thousands, except ratio amounts)

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Interest coverage ratio
Adjusted EBITDA	$99,787	$97,735	$95,659	$94,196	$88,396
Interest expense:
Interest expense, net	28,010	27,837	27,870	26,119	25,902
Interest expense - unconsolidated partnerships	238	244	251	252	250
Amortization of deferred interest costs	(1,691)	(1,698)	(1,705)	(1,711)	(1,718)
Amortization of deferred loan costs	(1,509)	(1,504)	(1,825)	(1,374)	(1,351)
Amortization of debt discounts	(230)	(233)	(228)	(225)	(219)
Amortization of fair-value of debt acquired	535	509	511	310	189

Total interest expense	$25,353	$25,155	$24,874	$23,371	$23,053

Interest coverage ratio	3.9	3.9	3.8	4.0	3.8

Fixed charge coverage ratio
Adjusted EBITDA	$99,787	$97,735	$95,659	$94,196	$88,396
Fixed charges:
Interest expense, net	28,010	27,837	27,870	26,119	25,902
Interest expense - unconsolidated partnerships	238	244	251	252	250
Amortization of deferred interest costs	(1,691)	(1,698)	(1,705)	(1,711)	(1,718)
Amortization of deferred loan costs	(1,509)	(1,504)	(1,825)	(1,374)	(1,351)
Amortization of debt discounts	(230)	(233)	(228)	(225)	(219)
Amortization of fair-value of debt acquired	535	509	511	310	189
Principal payments	2,729	2,705	2,616	2,232	2,072
Preferred dividends	—	—	—	—	2,393

Total fixed charges	$28,082	$27,860	$27,490	$25,603	$27,518

Fixed charge coverage ratio	3.6	3.5	3.5	3.7	3.2

(1)	For a discussion of coverage ratios, see page 35.

DEBT SUMMARY

MARCH 31, 2014

(Dollars in thousands)

	Stated Rate	Effective Rate	Principal Balance	Unamortized Premium / (Discount)	Carrying Value	Maturity Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,593	$561	$11,154	07/17
9901 Belward Campus Drive	5.64%	3.99%	13,045	687	13,732	07/17
Center for Life Science | Boston (1)	7.75%	7.75%	333,398	—	333,398	06/14
4320 Forest Park Avenue	4.00%	2.70%	21,000	185	21,185	06/15
Hershey Center for Applied Research	6.15%	4.71%	13,328	1,387	14,715	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	57,346	1,905	59,251	12/18
Shady Grove Road	5.97%	5.97%	142,564	—	142,564	09/16
University of Maryland BioPark I	5.93%	4.69%	16,587	1,428	18,015	05/25
University of Maryland BioPark II	5.20%	4.33%	62,691	3,808	66,499	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,719	287	5,006	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	495	20,495	02/16

Total / Weighted-Average on Mortgage Notes Payable	6.66%	6.31%	695,271	10,743	706,014
Unsecured Fixed Rate Debt:
Unsecured Exchangeable Senior Notes Due 2030	3.75%	3.75%	180,000	—	180,000	01/30
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(1,088)	398,912	04/16
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,732)	248,268	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,868)	248,132	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (2)	1.80%	2.63%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (3)	2.13%	2.39%	166,470	—	166,470	03/17
Unsecured Senior Term Loan Due 2018 (4)	1.65%	1.96%	350,000	—	350,000	03/18
Unsecured Line of Credit (5)	1.45%	1.45%	226,000	—	226,000	03/18

Total / Weighted-Average on Consolidated Debt	4.03%	4.12%	$2,761,337	$6,055	$2,767,392

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	3.75%	3.70%	1,368	6	1,374	05/14
PREI Secured Construction Loan (20%) (variable)	3.16%	3.16%	27,795	—	27,795	08/14

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	3.19%	3.19%	29,163	6	29,169

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	4.02%	4.11%	$2,790,500	$6,061	$2,796,561

(1)	Subsequent to quarter end, the Center for Life Science | Boston note was voluntarily prepaid in full prior to the scheduled maturity.
(2)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.81% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.63% at March 31, 2014.
(3)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of $1.66 to £1.00 at the end of the first quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.39% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(4)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2018 at 2.20% for three years, subject to adjustments based on the Company’s credit ratings.
(5)	Effective rate excludes facility fee that was reduced subesequent to quarter end to 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.

DEBT MATURITIES

MARCH 31, 2014

(In thousands)

Weighted-average debt maturity is 4.5 years for consolidated debt (excluding extension options).

	2014	2015	2016	2017	2018	Thereafter	Total
Consolidated debt:
Mortgage Notes Payable:
Mortgage notes payable (1)	$338,639	$30,006	$166,516	$30,294	$45,663	$84,153	$695,271
Unsecured debt:
Unsecured exchangeable senior notes due 2030 (2)	—	—	—	—	—	180,000	180,000
Unsecured senior notes due 2016	—	—	400,000	—	—	—	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	250,000
Unsecured senior notes due 2022	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	—	243,596	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	—	166,470	—	—	166,470
Unsecured senior term loan due 2018	—	—	—	—	350,000	—	350,000
Unsecured line of credit	—	—	—	—	226,000	—	226,000

Total unsecured debt	—	—	400,000	410,066	576,000	680,000	2,066,066
Total consolidated debt	$338,639	$30,006	$566,516	$440,360	$621,663	$764,153	$2,761,337

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	1,368	—	—	—	—	—	1,368
PREI secured construction loan (20%) (variable)	27,795	—	—	—	—	—	27,795

Share of total unconsolidated partnership debt	$29,163	$—	$—	$—	$—	$—	$29,163

Total consolidated and share of unconsolidated partnership debt	$367,802	$30,006	$566,516	$440,360	$621,663	$764,153	$2,790,500

(1)	Subsequent to quarter end, the Center for Life Science | Boston note was voluntarily prepaid in full prior to the scheduled maturity.
(2)	The holders of the unsecured exchangeable senior notes due 2030 (the “2030 Notes”) have the right to require the Company to repurchase the 2030 Notes, in whole or in part, for cash on each of January 15, 2015, January 15, 2020 and January 15, 2025, or upon the occurrence of a designated event, in each case for a repurchase price equal to 100% of the principal amount of the 2030 Notes plus accrued and unpaid interest.

COMMON AND PREFERRED STOCK DATA

MARCH 31, 2014

(Shares in thousands)

	Three Months Ended
Summary of Common Shares	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13
Earnings per share
Weighted-average common shares outstanding	190,906	190,664	190,647	186,735	159,692
Weighted-average OP and LTIP units outstanding	5,410	5,416	5,416	3,367	2,924
Dilutive effect of performance units	229	38	69	49	98

Diluted common shares - EPS	196,545	196,118	196,132	190,151	162,714

Funds from operations
Weighted-average common shares outstanding	190,906	190,664	190,647	186,735	159,692
Weighted-average OP and LTIP units outstanding	5,410	5,416	5,416	3,367	2,924
Dilutive effect of performance units	229	38	69	49	98
Dilutive effect of restricted stock	1,511	1,446	1,415	1,306	1,398
Dilutive effect of exchangeable senior notes due 2030	10,526	10,405	10,405	10,260	10,259

Diluted common shares - FFO	208,582	207,969	207,952	201,717	174,371

Closing common shares, OP and LTIP units outstanding	197,908	197,531	197,523	197,364	171,974
Preferred shares outstanding	—	—	—	—	—
High price	$20.89	$20.56	$21.62	$23.13	$22.30
Low price	$17.98	$17.97	$17.90	$18.55	$19.47
Average closing price	$19.72	$18.95	$19.63	$21.64	$20.88
Closing price	$20.49	$18.12	$18.59	$20.23	$21.60
Dividends per share - annualized	$1.00	$1.00	$0.94	$0.94	$0.94
Closing dividend yield - annualized	4.9%	5.5%	5.1%	4.6%	4.4%

Dividends per Share	03/31/14	12/31/13	09/30/13	06/30/13	03/31/13
Common Stock - BMR
Amount	$0.250	$0.250	$0.235	$0.235	$0.235
Declared	March 17, 2014	December 12, 2013	September 16, 2013	June 14, 2013	March 15, 2013
Record	March 31, 2014	December 31, 2013	September 30, 2013	June 28, 2013	March 28, 2013
Paid	April 15, 2014	January 15, 2014	October 15, 2013	July 15, 2013	April 15, 2013
Preferred Stock - BMR PrA (1)
Amount	—	—	—	—	$0.46094
Declared	—	—	—	—	March 15, 2013
Record	—	—	—	—	March 28, 2013
Paid	—	—	—	—	April 15, 2013

(1)	The Company voluntarily redeemed all shares of its Series A preferred stock on March 15, 2013, at a redemption price of $25.30217 per share (the sum of the $25.00 per share redemption price and a quarterly dividend of $0.46094 prorated through the redemption date).

MARKET SUMMARY

MARCH 31, 2014

		Current (1)			Expiration (2)
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)
Boston	3,173,617	$177,039	33.7%	$55.78	$190,270	31.2%	$59.95
Maryland	1,876,096	71,513	13.6%	38.12	87,926	14.4%	46.87
San Diego	1,809,440	61,419	11.7%	33.94	75,847	12.4%	41.92
San Francisco	2,441,023	60,698	11.6%	24.87	71,766	11.8%	29.40
New York / New Jersey	1,518,705	53,630	10.2%	35.31	66,645	10.9%	43.88
Pennsylvania	1,035,270	26,332	5.0%	25.43	31,464	5.2%	30.39
Cambridge, UK	470,015	17,708	3.4%	37.68	17,708	2.9%	37.68
North Carolina	790,728	13,804	2.6%	17.46	17,644	2.9%	22.31
Seattle	253,757	11,658	2.2%	45.94	14,527	2.4%	57.25
University Related - Other	1,047,654	31,141	6.0%	29.72	36,323	5.9%	34.67

Total portfolio / weighted-average	14,416,305	$524,942	100.0%	$36.41	$610,120	100.0%	$42.32

	Percent Leased
Market	Total Operating Portfolio	Development (3)	Redevelopment (3)	Unconsolidated Partnership Portfolio (4)
Boston	98.9%	—	86.5%	71.5%
Maryland	92.8%	—	—	—
San Diego	90.5%	—	—	100.0%
San Francisco	82.2%	—	—	—
New York / New Jersey	84.6%	100.0%	—	—
Pennsylvania	82.0%	80.8%	—	—
Cambridge, UK	99.5%	—	—	—
North Carolina	92.1%	—	—	—
Seattle	69.3%	—	—	—
University Related - Other	83.6%	—	—	—

Total portfolio (5)	89.0%	81.7%	86.5%	77.3%

Total portfolio weighted-average leased % (6)	91.5%	75.4%	86.5%	77.3%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	See page 25 for detail of the consolidated portfolio and page 35 for definitions of terms.
(4)	See page 27 for detail of the unconsolidated partnership portfolio.
(5)	Calculated based on leased square feet divided by total square feet.
(6)	Calculated based on gross book value for each asset multiplied by the percentage leased.

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

MARCH 31, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	3/31/14	12/31/13
	Boston
1	Albany Street	May 31, 2005	2	75,003	0.5%	75,003	100.0%	100.0%
2	320 Bent Street	December 14, 2011	1	195,198	1.2%	195,137	100.0%	100.0%
3	301 Binney Street	December 14, 2011	1	417,290	2.6%	403,381	96.7%	96.7%
4	301 Binney Street Garage	December 14, 2011	1	503 Stalls	n/a	503 Stalls	99.8%	99.8%
5	210 Broadway	February 9, 2012	1	64,812	0.4%	64,812	100.0%	100.0%
6	Center for Life Science | Boston	November 17, 2006	1	704,159	4.4%	696,331	98.9%	98.9%
7	Charles Street	April 7, 2006	1	47,912	0.3%	47,912	100.0%	100.0%
8	320 Charles Street	June 18, 2013	1	99,513	0.6%	99,513	100.0%	100.0%
9	Coolidge Avenue	April 5, 2005	1	37,684	0.2%	34,580	91.8%	91.8%
10	21 Erie Street	May 31, 2005	1	48,627	0.3%	48,627	100.0%	100.0%
11	40 Erie Street	May 31, 2005	1	100,854	0.6%	100,854	100.0%	100.0%
12	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	n/a	318 Stalls	71.1%	100.0%
13	Fresh Pond Research Park	April 5, 2005	6	90,702	0.6%	89,176	98.3%	98.3%
14	50 Hampshire Street	February 9, 2012	1	183,052	1.1%	183,052	100.0%	100.0%
15	60 Hampshire Street	February 9, 2012	1	41,257	0.3%	35,703	86.5%	86.5%
16	Kendall Crossing Apartments	December 14, 2011	1	37 Apts.	n/a	34 Apts.	91.2%	91.2%
17	450 Kendall Street (Kendall G)	May 31, 2011	1	63,000	0.4%	—	—	—
18	500 Kendall Street (Kendall D)	May 31, 2005	1	349,325	2.2%	343,000	98.2%	98.5%
19	675 W. Kendall Street (Kendall A)	May 31, 2005	1	302,919	1.9%	302,139	99.7%	100.0%
20	Sidney Street	May 31, 2005	1	191,904	1.2%	191,904	100.0%	100.0%
21	Vassar Street	May 31, 2005	1	60,845	0.4%	60,845	100.0%	100.0%

	Total Boston		27	3,074,056	19.2%	2,971,969	96.7%	96.7%

	Maryland
22	Beckley Street	December 17, 2004	1	77,225	0.5%	77,225	100.0%	100.0%
23	9900 Belward Campus Drive	July 18, 2012	1	49,317	0.3%	32,199	65.3%	65.3%
24	9901 Belward Campus Drive	July 18, 2012	1	57,152	0.4%	57,110	99.9%	99.9%
25	9911 Belward Campus Drive	May 24, 2006	1	289,912	1.8%	289,912	100.0%	100.0%
26	9920 Belward Campus Drive	May 8, 2007	1	51,181	0.3%	51,181	100.0%	100.0%
27	9704 Medical Center Drive	May 3, 2010	1	122,600	0.8%	122,600	100.0%	100.0%
28	9708-9714 Medical Center Drive	May 3, 2010	3	92,124	0.6%	16,067	17.4%	17.4%
29	1701 / 1711 Research Boulevard	May 9, 2011	1	104,743	0.7%	104,743	100.0%	100.0%
30	Shady Grove Road	May 24, 2006	4	635,058	4.0%	635,058	100.0%	100.0%
31	Tributary Street	December 17, 2004	1	91,592	0.6%	91,592	100.0%	100.0%
32	University of Maryland BioPark I	May 31, 2013	1	75,517	0.5%	75,517	100.0%	100.0%
33	University of Maryland BioPark II	May 31, 2013	1	235,333	1.5%	220,487	93.7%	93.5%
34	University of Maryland BioPark Garage	May 31, 2013	1	638 Stalls	n/a	582 Stalls	100.0%	96.0%
35	50 West Watkins Mill Road	May 7, 2010	1	57,410	0.4%	20,000	34.8%	34.8%
36	55 / 65 West Watkins Mill Road	February 23, 2010	2	82,405	0.5%	82,405	100.0%	100.0%

	Total Maryland		21	2,021,569	12.9%	1,876,096	92.8%	92.8%

	San Diego
37	Balboa Avenue	August 13, 2004	1	35,344	0.2%	35,344	100.0%	100.0%
38	Bernardo Center Drive	August 13, 2004	1	61,286	0.4%	61,286	100.0%	100.0%
39	Coast 9	October 15, 2010	8	162,074	1.0%	124,092	76.6%	82.3%
40	4570 Executive Drive	September 17, 2010	1	125,219	0.8%	125,219	100.0%	85.3%
41	Faraday Avenue	September 19, 2005	1	28,704	0.2%	28,704	100.0%	100.0%
42	Gazelle Court	March 30, 2010	1	176,000	1.1%	176,000	100.0%	100.0%
43	3525 John Hopkins Court	December 28, 2010	1	48,306	0.3%	48,306	100.0%	100.0%
44	3545-3575 John Hopkins Court	August 16, 2006	1	72,192	0.5%	62,673	86.8%	84.7%
45	6114-6154 Nancy Ridge Drive	May 2, 2007	3	196,557	1.2%	196,557	100.0%	100.0%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

MARCH 31, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	3/31/14	12/31/13
	San Diego (Continued)
46	6122-6126 Nancy Ridge Drive	April 25, 2012	1	68,000	0.4%	68,000	100.0%	100.0%
47	6828 Nancy Ridge Drive	April 21, 2005	1	42,138	0.3%	17,707	42.0%	42.0%
48	Pacific Center Boulevard	August 24, 2007	2	66,745	0.4%	66,745	100.0%	100.0%
49	Road to the Cure	December 14, 2006	1	67,998	0.4%	67,998	100.0%	89.6%
50	San Diego Science Center	October 21, 2004	1	105,364	0.7%	83,060	78.8%	81.3%
51	10240 Science Center Drive	September 23, 2010	1	49,347	0.3%	49,347	100.0%	100.0%
52	10255 Science Center Drive	September 24, 2004	1	53,740	0.3%	53,740	100.0%	100.0%
53	Sorrento Plaza	December 18, 2010	2	31,184	0.2%	31,184	100.0%	100.0%
54	Sorrento Valley Boulevard	December 7, 2006	1	54,924	0.3%	—	—	—
55	11388 Sorrento Valley Road	September 10, 2010	1	35,940	0.2%	35,940	100.0%	100.0%
56	Summers Ridge	June 8, 2012	—	—	n/a	—	100.0%	100.0%
57	Torreyana Road	March 22, 2007	1	81,204	0.5%	81,204	100.0%	100.0%
58	9865 Towne Centre Drive	August 12, 2004	2	94,866	0.6%	94,866	100.0%	100.0%
59	9885 Towne Centre Drive	August 12, 2004	2	104,870	0.7%	104,870	100.0%	100.0%
60	Waples Street	March 1, 2005	1	50,055	0.3%	21,952	43.9%	43.9%
61	Wateridge Circle	November 1, 2011	3	106,490	0.7%	101,783	95.6%	95.6%

	Total San Diego		39	1,918,547	12.0%	1,736,577	90.5%	89.7%

	San Francisco
62	Ardentech Court	November 18, 2004	1	55,588	0.3%	55,588	100.0%	100.0%
63	Ardenwood Venture (1)	June 14, 2006	1	72,500	0.5%	60,339	83.2%	83.2%
64	Bayshore Boulevard	August 17, 2004	3	183,344	1.2%	183,344	100.0%	100.0%
65	Bridgeview Technology Park I	September 10, 2004	2	201,567	1.3%	106,694	52.9%	52.9%
66	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.3%	28,714	57.0%	57.0%
67	550 Broadway Street	April 27, 2012	1	71,239	0.4%	71,239	100.0%	100.0%
68	Dumbarton Circle	May 27, 2005	1	44,000	0.3%	44,000	100.0%	100.0%
69	Gateway Business Park	October 26, 2010	4	176,503	1.1%	145,056	82.2%	82.2%
70	Industrial Road	August 17, 2004	1	175,144	1.1%	175,144	100.0%	100.0%
71	Kaiser Drive	August 25, 2005	1	87,953	0.6%	71,215	81.0%	81.0%
72	Pacific Industrial Center	July 11, 2006	1	305,026	1.9%	252,119	82.7%	82.7%
73	Pacific Research Center North	July 11, 2006	6	661,245	4.1%	523,491	79.2%	79.2%
74	Pacific Research Center South	July 11, 2006	3	423,246	2.7%	263,543	62.3%	62.3%
75	Science Center at Oyster Point	October 26, 2010	2	204,887	1.3%	204,887	100.0%	100.0%
76	Woodside Technology Park	February 28, 2013	3	255,650	1.6%	255,650	100.0%	100.0%

	Total San Francisco		31	2,968,292	18.7%	2,441,023	82.2%	82.2%

	New York / New Jersey
77	Ardsley Park	June 23, 2011	5	160,500	1.0%	160,500	100.0%	100.0%
78	Graphics Drive	March 17, 2005	1	72,300	0.5%	46,386	64.2%	64.2%
79	Landmark at Eastview	August 12, 2004	5	800,671	4.7%	654,299	81.7%	81.7%
80	Landmark at Eastview II	August 12, 2004	3	360,520	2.3%	360,520	100.0%	100.0%
81	Landmark at Eastview III	August 12, 2004	2	297,000	1.9%	297,000	100.0%	100.0%
82	One Research Way	May 31, 2006	1	49,421	0.3%	—	—	—

	Total New York / New Jersey		17	1,740,412	10.7%	1,518,705	87.3%	87.3%

	Pennsylvania
83	George Patterson Boulevard	October 28, 2005	1	71,500	0.4%	71,500	100.0%	100.0%
84	Hershey Center for Applied Research	May 31, 2013	1	80,867	0.5%	70,830	87.6%	87.7%
85	King of Prussia	August 11, 2004	5	374,387	2.3%	374,387	100.0%	100.0%
86	3711 Market Street (2)	May 31, 2013	1	154,793	1.0%	146,296	94.5%	94.5%
87	3737 Market Street (3)	May 31, 2013	1	334,305	2.1%	269,962	80.8%	55.2%
88	Phoenixville Pike	April 5, 2005	1	104,400	0.7%	39,111	37.5%	37.5%

PROPERTY LISTING - CONSOLIDATED PORTFOLIO

MARCH 31, 2014

				Rentable Square	Percent of Rentable	Leased Square	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	Feet	3/31/14	12/31/13
	Pennsylvania (Continued)
89	Spring Mill Drive	July 20, 2006	1	76,561	0.5%	63,184	82.5%	82.5%
90	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.1%	—	—	—
91	1000 Uniqema Boulevard	September 30, 2005	1	59,821	0.4%	—	—	—

	Total Pennsylvania		13	1,267,927	8.0%	1,035,270	81.7%	74.9%

	Cambridge, UK
92	Granta Park	June 12, 2012	11	472,234	3.0%	470,015	99.5%	99.5%

	Total Cambridge, UK		11	472,234	3.0%	470,015	99.5%	99.5%

	North Carolina
93	Paramount Parkway	July 20, 2010	1	61,603	0.4%	61,603	100.0%	100.0%
94	Patriot Drive	December 17, 2010	1	48,394	0.3%	40,541	83.8%	83.8%
95	Piedmont Triad Research - Wake 90	May 31, 2013	1	475,742	3.0%	415,995	87.4%	83.4%
96	Wake Forest Biotech Place	May 31, 2013	1	242,000	1.5%	242,000	100.0%	100.0%
97	Weston Parkway	December 17, 2010	1	30,589	0.2%	30,589	100.0%	100.0%

	Total North Carolina		5	858,328	5.4%	790,728	92.1%	89.9%

	Seattle
98	Elliott Avenue	August 24, 2004	1	151,194	0.9%	84,657	56.0%	56.0%
99	530 Fairview Avenue	January 12, 2006	1	96,305	0.6%	96,305	100.0%	100.0%
100	Monte Villa Parkway	August 17, 2004	1	51,000	0.3%	30,167	59.2%	59.2%
101	217th Place	November 21, 2006	1	67,799	0.4%	42,628	62.9%	79.7%

	Total Seattle		4	366,298	2.2%	253,757	69.3%	72.4%

	University Related - Other
102	BRDG Park at Danforth Plant Science Center	May 31, 2013	1	109,731	0.7%	91,180	83.1%	83.1%
103	4320 Forest Park Avenue	May 31, 2013	1	152,403	1.0%	152,403	100.0%	100.0%
104	Heritage @ 4240	May 31, 2013	1	185,206	1.2%	119,609	64.6%	60.6%
105	Innovation Research Park at ODU I	May 31, 2013	1	95,634	0.6%	87,747	91.8%	90.0%
106	Innovation Research Park at ODU II	May 31, 2013	1	95,670	0.6%	71,759	75.0%	74.9%
107	Trade Centre Avenue	August 9, 2006	2	78,023	0.5%	78,023	100.0%	100.0%
108	University of Miami Life Science & Technology Park	May 31, 2013	1	258,681	1.6%	168,949	65.3%	73.2%
109	University Tech Park at IIT	May 31, 2013	1	128,000	0.8%	128,000	100.0%	100.0%
110	Walnut Street	July 7, 2006	4	149,984	0.9%	149,984	100.0%	100.0%

	Total University Related - Other		13	1,253,332	7.9%	1,047,654	83.6%	84.5%

	Total		181	15,940,995	100.0%	14,141,794	88.7%	88.1%

(1)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(2)	The Company owns 60% of the limited liability company that owns the 3711 Market Street property.
(3)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.

DEVELOPMENT, REDEVELOPMENT AND DEVELOPMENT POTENTIAL

MARCH 31, 2014

(Dollars in thousands)

Property	Market	Rentable Square Feet	Percent Leased	Investment to Date (1)	Estimated Total Investment (2)	Estimated In-Service Date (3)
Development:
450 Kendall Street (Kendall G)	Boston	63,000	—	13,900	44,100	Q3 2015
Landmark at Eastview III	New York / New Jersey	297,000	100.0%	29,000	152,700	Q3 2015
3737 Market Street	Pennsylvania	334,305	80.8%	60,000	100,000	Q4 2014

Total / weighted-average		694,305	81.7%	$102,900	$296,800
Redevelopment:
60 Hampshire Street	Boston	41,257	86.5%	$5,200	$16,000	Q4 2014

Total / weighted-average		41,257	86.5%	$5,200	$16,000
Total				$108,100	$312,800

Development Potential:		Estimated	Total
	Pre-Development	Developable	Development
Market	Square Feet	Square Feet	Potential
Boston	—	50,000	50,000
Maryland	—	974,000	974,000
San Diego	275,000	—	275,000
San Francisco	400,000	1,594,000	1,994,000
New York / New Jersey	—	667,000	667,000
Pennsylvania	—	103,000	103,000
Cambridge, UK	—	138,000	138,000
North Carolina	274,000	—	274,000
Seattle	108,000	40,000	148,000
University Related - Other	—	300,000	300,000

Total	1,057,000	3,866,000	4,923,000

(1)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through March 31, 2014.
(2)	Includes construction costs associated with speculative leasing.
(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the Same Property Portfolio one year subsequent to the in-service date.

CAPITAL EXPENDITURES

MARCH 31, 2014

(Dollars in thousands)

Capital Expenditures:	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13

Development / Pre-Development (1)	$44,846	$63,650	$42,184	$(7,695)	$3,241
Redevelopment	1,185	2,219	752	494	1,395
Tenant improvements - first generation (2)	9,175	8,257	5,572	6,446	13,933
Recurring capital expenditures and second generation tenant improvements (2) (3)	7,731	8,028	9,857	12,599	9,795
Other capital	6,906	5,254	8,532	12,144	10,886

Total capital expenditures	$69,843	$87,408	$66,897	$23,988	$39,250

Capitalized Interest:	Investment	Three Months Ended
	to Date (4)	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13

Development	$102,900	$981	$695	$1,367	$522	$—
Redevelopment	5,200	64	330	294	297	611
Other Capital Improvements (5)	217,600	2,048	2,165	947	948	755
Pre-Development	99,300	1,099	1,017	1,376	1,409	1,474

Total capitalized interest	$425,000	$4,192	$4,207	$3,984	$3,176	$2,840

Average interest rate capitalized		4.64%	4.75%	4.88%	5.24%	5.20%

(1)	Projects include funds from tax credit dollars received during the quarter. Negative amounts reflect an excess in tax credit benefits received over expenditures incurred during the quarter.
(2)	For definitions of first and second generation leases, see page 36.
(3)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. For a definition of recurring capital expenditures, see page 36.
(4)	Includes amounts paid for acquiring the property, landlord improvements and tenant improvement allowances, but for Development and Redevelopment properties excludes any amounts accrued, and payroll, interest or operating expenses capitalized, through March 31, 2014.
(5)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Development, Redevelopment or Pre-development during the three months ended March 31, 2014.

PROPERTY LISTING - UNCONSOLIDATED PARTNERSHIPS

MARCH 31, 2014

(Dollars in thousands)

			Rentable	Leased
			Square	Square	Percent Leased
Property	Acquisition Date	Buildings	Feet	Feet	3/31/14	12/31/13	Market
McKellar Court
McKellar Court	September 30, 2004	1	72,863	72,863	100.0%	100.0%	San Diego
PREI
650 E. Kendall Street (Kendall B)	April 4, 2007	1	282,217	201,648	71.5%	71.5%	Boston
350 E. Kendall Street Garage (Kendall F)	April 4, 2007	1	1,409 Stalls	1,409 Stalls	100.0%	100.0%	Boston

Total assets	$280,501
Total debt (1)	151,992
Current annualized base rent	13,113
BioMed’s net investment in unconsolidated partnerships	$31,461
BioMed’s pro rata share of debt	29,163
BioMed ownership percentage	20%

(1)	McKellar Court’s debt is payable to BioMed Realty, L.P. and is included in investments in unconsolidated partnerships on the Company’s consolidated balance sheet.

LEASE EXPIRATIONS

MARCH 31, 2014

The weighted-average remaining lease terms are 7.7 years for the consolidated portfolio and 7.8 years for the total portfolio.

			Current (1)			Expiration (2)
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)
Month-to-month	25,169	0.2%	$452	0.1%	$17.96	$452	0.1%	$17.96
Second quarter 2014	466,893	3.2%	11,151	2.1%	23.88	11,151	1.8%	23.88
Third quarter 2014	108,366	0.8%	7,462	1.4%	$68.86	7,462	1.2%	$68.86
Fourth quarter 2014	166,307	1.2%	7,559	1.4%	45.45	7,511	1.2%	45.16

2014	741,566	5.2%	26,172	4.9%	35.29	26,124	4.2%	35.23
2015	577,132	4.0%	16,678	3.2%	28.90	17,090	2.8%	29.61
2016	1,154,078	8.0%	45,805	8.7%	39.69	47,475	7.8%	41.14
2017	685,037	4.8%	20,579	3.9%	30.04	22,408	3.7%	32.71
2018	1,801,716	12.5%	80,937	15.4%	44.92	83,836	13.7%	46.53
2019	986,963	6.8%	28,540	5.4%	28.92	31,684	5.2%	32.10
2020	910,111	6.3%	31,786	6.1%	34.93	36,296	5.9%	39.88
2021	638,284	4.4%	19,549	3.7%	30.63	22,303	3.7%	34.94
2022	711,390	4.9%	14,732	2.8%	20.71	18,993	3.1%	26.70
2023	1,117,505	7.8%	55,602	10.6%	49.76	61,506	10.1%	55.04
Thereafter	5,067,354	35.1%	184,110	35.2%	36.33	241,953	39.7%	47.75

Total / weighted-average	14,416,305	100.0%	$524,942	100.0%	$36.41	$610,120	100.0%	$42.32

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

EXPIRATIONS BY MARKET

MARCH 31, 2014

	Leased Square Feet
Expiration	Boston	Maryland	San Diego	San Francisco	New York/ New Jersey	Pennsylvania	Cambridge, UK	North Carolina	Seattle	University/ Other	Total
Month-to-month	—	400	9,465	—	630	1,399	—	—	—	13,275	25,169
2014	79,683	58,141	43,862	136,769	9,243	391,870	—	—	—	21,998	741,566
2015	53,551	26,026	228,446	116,005	2,833	39,379	24,441	16,492	—	69,959	577,132
2016	416,184	18,815	37,454	273,632	40,613	1,631	1,103	92,192	36,885	235,569	1,154,078
2017	113,908	107,288	131,785	138,627	145,581	25,103	—	—	11,390	11,355	685,037
2018	1,144,843	72,004	312,205	171,584	24,944	14,389	—	15,117	42,628	4,002	1,801,716
2019	30,583	267,033	86,184	161,104	—	93,369	117,919	8,932	49,664	172,175	986,963
2020	359,387	130,846	113,251	71,215	28,899	33,029	136,434	19,261	—	17,789	910,111
2021	67,968	45,434	8,365	230,311	40,914	71,500	160,290	10,060	—	3,442	638,284
2022	42,385	4,399	17,707	582,968	27,524	6,146	—	—	—	30,261	711,390
2023	563,964	—	219,636	263,543	—	—	26,294	—	—	44,068	1,117,505
Thereafter	301,161	1,145,710	601,080	295,265	1,197,524	357,455	3,534	628,674	113,190	423,761	5,067,354

Total	3,173,617	1,876,096	1,809,440	2,441,023	1,518,705	1,035,270	470,015	790,728	253,757	1,047,654	14,416,305

10 LARGEST TENANTS

MARCH 31, 2014

BioMed’s properties were leased to 322 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration
1	GlaxoSmithKline plc (2)	924,970	6.4%	$45,373	$49.05	8.6%	June 2026
2	Regeneron Pharmaceuticals, Inc. (3)	1,001,718	6.9%	40,079	40.01	7.6%	Multiple
3	Vertex Pharmaceuticals Incorporated (4)	685,286	4.8%	36,986	53.97	7.0%	Multiple
4	Beth Israel Deaconess Medical Center, Inc.	362,364	2.5%	26,823	74.02	5.1%	July 2023
5	Sanofi (5)	418,003	2.9%	22,858	54.68	4.4%	Multiple
6	Ironwood Pharmaceuticals, Inc.	303,259	2.1%	15,350	50.62	2.9%	February 2018
7	Children’s Hospital Corporation (6)	200,081	1.4%	14,459	72.27	2.8%	May 2023
8	Janssen Biotech, Inc. (Johnson & Johnson)	374,387	2.6%	9,267	24.75	1.8%	April 2014
9	Bristol-Myers Squibb (7)	270,047	1.9%	9,108	33.73	1.7%	Multiple
10	MedImmune, Inc. (8)	245,808	1.7%	8,727	35.50	1.7%	Multiple

	Total / weighted-average (9)	4,785,923	33.2%	$229,030	$47.85	43.6%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK).
(3)	On April 3, 2013, the Company entered into a build-to-suit transaction to construct two new buildings pre-leased to Regeneron for a 15 year term totaling approximately 297,000 square feet at Landmark at Eastview. 2,833 square feet expire July 2015, 312,525 square feet expire July 2024 and 686,360 square feet expire July 2029.
(4)	81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 292,758 square feet expire January 2016, 20,608 square feet expire May 2017, 290,716 square feet expire May 2018 and 81,204 square feet expire January 2019.
(5)	343,000 square feet expire August 2018 and 75,003 square feet expire October 2018.
(6)	This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.
(7)	133,123 square feet expire December 2022 and 30,167 square feet expire April 2024. Subsequent to quarter end, the tenant terminated 106,757 square feet.
(8)	46,013 square feet expire December 2015, 39,505 square feet expire January 2021 and 160,290 square feet expire December 2021.
(9)	Without regard to any early lease terminations and/or renewal options.

SAME PROPERTY ANALYSIS

MARCH 31, 2014

(Dollars in thousands)

	Three Months Ended
	3/31/14	3/31/13	Percent Change
Total Same Property Portfolio (1)
Rentable square feet	12,811,030	12,811,030
Percent of total portfolio	78.6%	96.7%
Percent leased	88.7%	87.4%
Revenues:
Rental	$105,350	$102,834	2.4%
Tenant recoveries	37,121	34,304	8.2%

Total revenues	142,471	137,138	3.9%
Expenses:
Rental operations	44,545	42,074	5.9%

Same property net operating income (2)	$97,926	$95,064	3.0%

Less straight line rents, fair-value lease revenue, lease incentive revenue, and bad debt expense	(310)	(3,652)	(91.5%)

Same property net operating income - cash basis (2) (3)	$97,616	$91,412	6.8%

Rental revenue - cash basis (3)	$104,042	$97,821	6.4%

(1)	The Same Property portfolio includes properties in the total portfolio that were stabilized or in lease up throughout the full quarter in both the current year and the prior year.
(2)	For a definition and discussion of net operating income, see page 35. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 15.
(3)	Represents rents on a “cash-on-cash” basis.

ACQUISITIONS

MARCH 31, 2014

Acquisitions Detail for 2013:	Market	Closing Date	Rentable Square Feet	Investment	Percent Leased at Acquisition

Property
				(In thousands)
First Quarter 2014
None

Second Quarter 2014
100 College & 300 George (1)	University Related - Other	April 4, 2014	1,027,158	$195,610	98.9%

Second quarter total			1,027,158	$195,610	98.9%

Total 2014 Acquisitions & Mergers			1,027,158	$195,610	98.9%

(1)	Investment excludes a minority interest of approximately $10.0 million and $102.3 million in estimated completion costs, resulting in a total project investment of $307.9 million.

LEASING ACTIVITY (1)

MARCH 31, 2014

	Leased Square Feet	Current Annualized Base Rent per Leased Sq Ft	Pre-Leased Square Feet	Current Annualized Base Rent per Pre-Leased Sq Ft
Leased Square Feet as of December 31, 2013	14,320,202		102,547
Expirations	(207,946)	$32.02
Terminations	(58,742)	26.14
Pre-leased delivery	8,554	34.47	(8,554)	$35.21
Renewals, amendments, and extensions	173,117	38.72
New leases - 1st generation (2)	133,811	22.16
New leases - 2nd generation (2)	47,309	27.95	126,212	32.03

Leased Square Feet as of March 31, 2014	14,416,305		220,205

	Three Months Ended
Leased Square Feet	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Renewals, amendments, and extensions	173,117	89,297	110,563	475,250	164,004
New leases	307,332	352,541	229,535	422,770	419,731

Gross Leasing Activity	480,449	441,838	340,098	898,020	583,735

Net Absorption (3) (4)	96,103	186,657	111,265	(45,377)	(180,165)

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definitions of first and second generation leases, see page 36.
(3)	For the quarter ended June 30, 2013, excludes the Regeneron lease for approximately 297,000 square feet at the Landmark at Eastview III property. Under the lease, Regeneron will expand into two new buildings to be constructed by the Company at the property. Regeneron has leased the to-be-built laboratory and office space for a 15-year term.
(4)	Net absorption is calculated as total square footage of new leases and pre-leased delivery, less expirations and terminated square feet for the given period.

TENANT IMPROVEMENTS, LEASING COMMISSIONS AND TENANT CONCESSIONS

MARCH 31, 2014

	Three Months Ended
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Renewals, Amendments, and Extensions (1)
Number of renewals	10	7	13	12	13
Square feet	173,117	89,297	110,563	475,250	164,004
Tenant improvement costs per square foot (2)	$19.11	$5.27	$—	$1.42	$15.21
Leasing commission costs per square foot (2)	3.80	3.99	0.65	4.28	0.58
Tenant concession costs per square foot (2) (3)	—	0.97	1.21	0.03	2.88

Total tenant improvement, leasing commission, and tenant concession costs psf	$22.91	$10.23	$1.86	$5.73	$18.67

New Leases - 1st Generation (4)
Number of leases	13	11	16	6	7
Square feet	133,811	63,231	199,909	383,717	65,779
Tenant improvement costs per square foot (2)	$60.47	$34.00	$105.63	$88.59	$39.46
Leasing commission costs per square foot (2)	12.45	6.97	9.81	10.69	7.99
Tenant concession costs per square foot (2) (3)	5.24	0.77	19.96	19.11	4.99

Total tenant improvement, leasing commission, and tenant concession costs psf	$78.16	$41.74	$135.40	$118.39	$52.44

New Leases - 2nd Generation (4)
Number of leases	36	16	8	2	9
Square feet	173,521	289,310	29,626	39,053	353,952
Tenant improvement costs per square foot (2)	$103.64	$34.60	$0.71	$27.05	$26.03
Leasing commission costs per square foot (2)	5.88	9.33	0.72	8.12	15.90
Tenant concession costs per square foot (2) (3)	12.63	4.20	1.62	—	3.51

Total tenant improvement, leasing commission, and tenant concession costs psf	$122.15	$48.13	$3.05	$35.17	$45.44

Total
Number of renewals/leases	59	34	37	20	29
Square feet	480,449	441,838	340,098	898,020	583,735
Tenant improvement costs per square foot (2)	$61.16	$28.59	$62.15	$39.78	$24.50
Leasing commission costs per square foot (2)	6.96	7.92	6.04	7.19	10.70
Tenant concession costs per square foot (2) (3)	6.02	3.06	12.26	8.18	3.50

Total tenant improvement, leasing commission, and tenant concession costs psf	$74.14	$39.57	$80.45	$55.15	$38.70

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Based on management estimates. Assumes all tenant improvement, leasing commission, and tenant concession costs are paid in the calendar year in which the lease is executed, which may be different than the year in which they are actually paid.
(3)	Includes both rent concessions due to free or discounted rent periods and lease incentives paid to tenants.
(4)	Includes pre-leasing activity and retained tenants that have relocated to new space or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 36.

NON-GAAP FINANCIAL MEASURE DEFINITIONS

MARCH 31, 2014

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) dividends payable on and cost on redemption of our series A preferred stock, (c) non-cash adjustments for securities, (d) gains or losses from sales of real estate and (e) acquisition-related expenses, and by subtracting from EBITDA (x) lease termination fees related to 4570 Executive Drive in the current period, (y) net realized gains on investments in securities in the current period, and (z) termination fees from Elan Corporation at our Oyster Point property in 2013. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

MARCH 31, 2014

Property Status

Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Pre-development

Represents development properties that are engaged in activities related to planning, entitlement or other preparations for future construction.

Development

Represents properties that we are currently developing through ground up construction.

Development Potential

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016 and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, and June 28, 2012, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016 and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.